State of Delaware
Secretary of State
Division of Corporations
Delivered 05:21 PM 05/28/2013
FILED 04:33 PM 05/28/2013
SRV 130671373 - 2968459 FILE

# STATE OF DELAWARE
# CERTIFICATE OF AMENDMENT

1. Name of Limited Liability Company: GenOn North America, LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the Limited Liability Company is: NRG North America LLC

**IN WITNESS WHEREOF,** the undersigned have executed this Certificate on the 21 day of May, A.D. 2013.

By: [signature]
Authorized Person(s)

Name: Kristine Heiberger
Print or Type

DE084 - 05/16/2007 C T System Online

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:16 PM 12/03/2010
FILED 12:16 PM 12/03/2010
SRV 101145183 - 2968459 FILE

# CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

MIRANT NORTH AMERICA, LLC

---

Pursuant to Section 18-202 of the
Delaware Limited Liability Company Act

---

1. The name of the limited liability company is Mirant North America, LLC (the "Company").

2. The Certificate of Formation of the Company is hereby amended to change the name of the Company to GenOn North America, LLC.

3. Accordingly, Article 1. of the Certificate of Formation shall, as amended, read as follows:

> "1. The name of the limited liability company is GenOn North America, LLC."

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment this 3rd day of December, 2010.

MIRANT NORTH AMERICA, LLC

By: [signature]
Name: Allison Cunningham
Title: Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:57 AM 12/14/2005
FILED 09:20 AM 12/14/2005
SRV 051017739 - 2968459 FILE

# CERTIFICATE OF FORMATION

# OF

# MIRANT NORTH AMERICA, LLC

I.

The name of the limited liability company is Mirant North America, LLC (the "Company").

II.

The address of the registered office of the Company in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904, and the name and address of the registered agent for service of process required to be maintained by 6 Del. C. § 18-104 is National Registered Agents, Inc, 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 12 day of December, 2005.

EB Chandler

Elizabeth B. Chandler, Authorized Person